UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 15, 2010
NAVARRE CORPORATION
(Exact name of Registrant as specified in its charter)

Minnesota	000-22982	41-1704319

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
7400 49th Avenue North, New Hope, MN 55428
(Address of principal executive offices)

Registrant’s telephone number, including area code: (763) 535-8333
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.07 Submission of Matters to a Vote of Security Holders

Item 7.01 Regulation FD Disclosure

Item 9.01 Financial Statements and Exhibits

SIGNATURES

EXHIBIT INDEX

First Amendment to J. Reid Porter Amended and Restated Executive Severance Agreement, dated effective as of August 10, 2010
Navarre Corporation Shareholder Presentation, prepared as of September 15, 2010 Adjusted EBITDA GAAP Reconciliation
Item 1.01 Entry into a Material Definitive Agreement.
On August 13, 2010, Navarre Corporation (the “Company”) filed a Current Report on Form 8-K reporting, among other things, that on August 10, 2010 it had named J. Reid Porter as its Chief Operating Officer and Chief Financial Officer. In connection with Mr. Porter’s appointment, the Compensation Committee of the Board of Directors of the Company approved on September 15, 2010 an amendment to Mr. Porter’s Amended and Restated Employment Agreement effective as of August 10, 2010. The amendment provides for continuing Mr. Porter’s current annual base salary of $333,000.00 and increasing his target level bonus opportunity under the Company’s annual incentive bonus plan from 55% to 75% of the base salary. The amendment also provides for a one year non-compete period and a grant of equity compensation as follows: a grant of 100,000 time-vested restricted stock units under the Company’s 2004 Amended and Restated Stock Plan (the “Stock Plan”) to be effective on the first date that is in an open trading window and is after approval by the Company’s shareholders of the proposed amendment to the Stock Plan to increase the number of shares available for issuance under the Stock Plan. The amendment to the Stock Plan was approved on September 15, 2010 and the grant of restricted stock units was effective on September 16, 2010 and vests in two equal installments on August 10, 2011 and 2012.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
See Item 1.01 above.
Item 5.07 Submission of Matters to a Vote of Security Holders.
The Company’s Annual Meeting of Shareholders was held on September 15, 2010. Shareholders voted on the matters set forth below.

1. The nominees for election to the Board of Directors were elected, each for a three-year term, based upon the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Keith A. Benson	13,608,955	3,377,862	15,844,493
Timothy R. Gentz	13,534,959	3,451,858	15,844,493
Tom F. Weyl	13,545,709	3,441,108	15,844,493
2. The proposal to approve amendment three to the Stock Plan to (i) increase the number of shares available for issuance by 3,500,000 shares; (ii) modify the definition of change of control; (iii) change the annual numerical limit on grants of stock options and/or stock appreciation rights to any one individual to 500,000 shares; and (iv) clarify certain other provisions, was approved based upon the following votes:

Votes for approval	12,112,823
Votes against	4,761,219
Abstentions	112,775
Broker non-votes	15,844,493
3. The proposal to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the Company’s 2011 fiscal year was approved based upon the following votes:

Votes for approval	29,058,620
Votes against	3,344,038
Abstentions	428,652
Broker non-votes	none
Item 7.01 Regulation FD Disclosure
The Company made a brief presentation to the shareholders and other attendees at its Annual Meeting of Shareholders on September 15, 2010. The presentation discusses the Company’s FY2010 financial results, FY2011 financial guidance and business strategy. During this presentation, the Company indicated that it had received six indications of interest from potential acquirers in connection with the potential sale of its FUNimation Entertainment business and that it anticipates receiving final offers within 30 — 60 days. There can be no assurances that this process will result in the consummation of a transaction. A copy of the slides used during that presentation are attached hereto as Exhibit 99.1 and incorporated herein by reference. A GAAP reconciliation for the Adjusted EBITDA used in one of the slides is attached hereto as Exhibit 99.2 and incorporated herein by reference.
The presentation contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward looking statements relate to future activities, events or developments. All statements, other than statements of fact, that address activities, events or developments that the Company or its management intend, expect, project, believe or anticipate will or may occur in the future, or that relate to historical periods that will be reported in future filings with the Securities and Exchange Commission, are forward-looking statements. Forward-looking statements are made based on management’s assumptions and assessments in light of past experience and trends, current conditions, expected future developments and other relevant factors.
Forward looking statements are not guarantees of future performance, and actual results, developments and business decisions may differ from those envisaged by the Company’s forward-looking statements. These forward-looking statements are also subject to risks and uncertainties which can affect the Company’s performance in both the near-and long-term. The Company identifies the principal risks and uncertainties that affect its performance in its Form 10-K and other filings with the Securities and Exchange Commission. The Company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the foregoing.
The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 and Exhibit 99.2 attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act, or the Exchange Act.
Item 9.01. Financial Statements and Exhibits
(d)	The following are furnished as exhibits to this report:
10.1	First Amendment to J. Reid Porter Amended and Restated Executive Severance Agreement, dated effective as of August 10, 2010

99.1	Navarre Corporation Shareholder Presentation, prepared as of September 15, 2010

99.2	Adjusted EBITDA GAAP Reconciliation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAVARRE CORPORATION
Dated: September 16, 2010	By:	/s/ Ryan F. Urness
		Name:	Ryan F. Urness
		Title:	General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
10.1	First Amendment to J. Reid Porter Amended and Restated Executive Severance Agreement, dated effective as of August 10, 2010

99.1	Navarre Corporation Shareholder Presentation, prepared as of September 15, 2010

99.2	Adjusted EBITDA GAAP Reconciliation